PARAMETRIC TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND
PARAMETRIC TABS SHORT-TERM MUNICIPAL BOND FUND
PARAMETRIC TABS 1-TO-10 YEAR LADDERED MUNICIPAL BOND FUND
PARAMETRIC TABS 5-TO-15 YEAR LADDERED MUNICIPAL BOND FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated June 1, 2023

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Parametric TABS Intermediate-Term Municipal Bond Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.
2.	Parametric TABS Short-Term Municipal Bond Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.
3.	Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.
4.	Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of the Fund’s investment universe.

May 1, 2024	43606 5.1.24